Fair value measurements and the fair value option	12 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Fair value measurements and the fair value option
5. Fair value measurements and the fair value option
Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. Fair value is defined as the exchange price that would be received for an asset or an exit price that would be paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.
The
authoritative guidance on fair value measurements establishes a three-tier fair value hierarchy for disclosure of fair value measurements as follows:

•	Level 1—Quoted prices (unadjusted in active markets for identical assets or liabilities)

•	Level 2—Inputs other than quoted prices in active markets that are observable either directly or indirectly

•	Level 3—Unobservable inputs in which there is little or no market data, which require the Company to develop its own assumptions
This hierarchy requires the use of observable market data when available and to minimize the use of unobservable inputs when determining fair value. The following fair value hierarchy table presents information about the Company’s assets measured at fair value on a recurring basis:

	Fair value measurement at reporting date using
(in thousands)	(Level 1)	(Level 2)	(Level 3)
June 30, 2021:
Assets:
Equity investment in VericiDx	$9,295	$—	$—
June 30, 2020:
Assets:
Cash equivalents (Money Market Fund)	$500	$—	$—
U.S. Treasury Bills	982	—	—

Total	$1,482	$—	$—
June 30, 2019
Assets:
Cash equivalents (U.S. Treasury Bills - Maturity < 90 Days)	$996	$—	$—
U.S. Treasury Bills	$994	$—	$—

Total	$1,990	$—	$—

Non-financial
assets and

liabilities
The Company’s
non-financial
assets, which primarily consist of property and equipment and equity method investments, are not required to be measured at fair value on a recurring basis, and instead are reported at carrying value in its consolidated balance sheet. However, on a periodic basis or whenever events or changes in circumstances indicate that they may not be fully recoverable, the respective carrying value of non-financial
assets are assessed for impairment and, if ultimately considered impaired, are adjusted and written down to their fair value, as estimated based on consideration of external market participant assumptions.
Based on sales forecasts, the Company concluded that its equity method investment in Kantaro was impaired due to a shift in focus from COVID antibody testing to promoting vaccination in the United States and European Union. As a result of this shift, demand for COVID antibody testing decreased. The forecasts indicate there is a prolonged period of time that Kantaro’s fair value is below the carrying value of the investment and the discounted and undiscounted cash flows are also below the carrying value of the investment. For these reasons, the Company concluded the decline in value is other-than-temporary. As such, during the year ended June 30, 2021, the Company determined the fair value usi
n
g a discounted cash flow model and concluded that the fair value of the equity method investment in Kantaro was zero. Accordingly, the Company recorded a $1.9 million impairment charge within equity in losses of affiliate in the consolidated statements of operations.